ARTICLES OF AMENDMENT
OF
PRINCIPAL FUNDS, INC.
         Principal Funds, Inc., a Maryland Corporation having its
principal office in this state in Baltimore, Maryland (hereinafter called the Corporation), hereby certifies to the State Department of
Assessments and Taxation of Maryland, that:

FIRST:   On March 9, 2009, the Board of Directors, acting in accordance with Section 2-602 of Maryland General Corporation Law, approved amendments to the Corporation's Charter for the purpose of changing the name of the following Series of the Corporation as follows:

 Current Name New Name

West Coast Equity Fund Principal Capital Appreciation
Fund

SECOND:  The Charter Amendment was approved by a majority of the entire
Board of Directors and is limited to changes expressly authorized by
Section 2-605 of Maryland General Corporation Law.

THIRD:  The Charter Amendment shall be effective on June 30, 2009.

FOURTH: The Charter Amendment is as follows:

 (1) Article V shall be stricken in its entirety and replaced by the following:

ARTICLE V

Capital Stock Allocation

         Authorized Shares:  The total number of shares of stock which the
Corporation shall have authority to issue is fifty-nine billion fifty-
five million (59,055,000,000), of which six hundred ninety-five million
(695,000,000) shares shall be allocated to the Ultra Short Bond Fund series and shall have a par value of $.10 per share and shall be allocated among the classes of the Ultra Short Bond Fund series as otherwise provided herein, and the remaining shares shall be allocated as otherwise provided herein and shall have a par value of $.01 per share.  The aggregate par value of the shares allocated to the Ultra
Short Bond Fund series is sixty-nine million five hundred thousand dollars ($69,500,000), of the remaining shares is five hundred eighty-
three million six hundred thousand dollars ($583,600,000) and of all the authorized shares is six hundred fifty-three million one hundred thousand dollars ($653,100,000).  The shares may be issued by the Board of Directors in such separate and distinct series and classes of series as the Board of Directors shall from time to time create and establish.
The Board of Directors shall have full power and authority, in its sole discretion, to establish and designate series and classes of series, and to classify or reclassify any unissued shares in separate series or classes having such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as shall be fixed and determined from time to time by the Board of Directors. In the event of establishment of classes, each class of a series shall represent interests in the assets belonging to that series and have identical voting, dividend, liquidation and other rights and the same terms and conditions as any other class of the series, except that expenses allocated to the class of a series may be borne solely by such class as shall be determined by the Board of Directors and may cause differences in rights as described in the following sentence.  The shares of a class may be converted into shares of another class upon such terms and conditions as shall be determined by the Board of Directors, and a class of a series may have exclusive voting rights with respect to matters affecting only that class.  Expenses related to the
distribution of, and other identified expenses that should properly be allocated to, the shares of a particular series or class may be charged to and borne solely by such series or class, and the bearing of expenses solely by a series or class may be appropriately reflected (in a manner determined by the Board of Directors) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the shares of each series or class. Subject to the authority of the Board of Directors to increase and decrease the number of, and to reclassify the shares of any series or class, there are hereby established seventy-nine series of common stock, each comprising the number of shares and having the share class designation indicated:

Fund Class Number of Shares
Bond & Mortgage Securities Fund R-4 5,000,000
 R-5 35,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 75,000,000
 Institutional 300,000,000
 A 75,000,000
 B 25,000,000
 C 50,000,000
California Insured Intermediate Municipal Fund (inactive) A
 200,000,000
 B 50,000,000
 C 50,000,000
California Municipal Fund A 200,000,000
 B 50,000,000
 C 50,000,000
Core Plus Bond Fund I R-4 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 Institutional 200,000,000
Disciplined LargeCap Blend Fund R-4 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 Institutional 400,000,000
 A 200,000,000
 B 75,000,000
 C 50,000,000
Diversified International Fund R-4 10,000,000
 R-5 75,000,000
 R-2 75,000,000
 R-3 75,000,000
 R-1 100,000,000
 J 75,000,000
 Institutional 200,000,000
 A 200,000,000
 B 50,000,000
 C 50,000,000
Equity Income Fund (inactive) A 75,000,000
 B 25,000,000
Equity Income Fund  Institutional 300,000,000
 A 200,000,000
 B 100,000,000
 C 50,000,000
Global Diversified Income Fund J 25,000,000
 Institutional 200,000,000
 A 100,000,000
 C 50,000,000
Global Equity Fund I R-4 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 Institutional 150,000,000
Global Real Estate Securities Fund Institutional
 100,000,000
 A 100,000,000
 C 100,000,000
Government & High Quality Bond Fund R-4 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 75,000,000
 Institutional 200,000,000
 A 200,000,000
 B 25,000,000
 C 50,000,000
High Quality Intermediate-Term Bond Fund R-4 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 100,000,000
High Yield Fund Institutional 300,000,000
 A 200,000,000
 B 50,000,000
 C 50,000,000
High Yield Fund I Institutional 150,000,000
Income Fund Institutional 300,000,000
 A 200,000,000
 B 50,000,000
 C 50,000,000
 J 100,000,000
Inflation Protection Fund R-4 5,000,000
 R-5 100,000,000
 R-2 100,000,000
 R-3 100,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 100,000,000
 A 100,000,000
 C 50,000,000
International Emerging Markets Fund R-4 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 100,000,000
 A 75,000,000
 B 25,000,000
 C 50,000,000
International Fund I R-4 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 Institutional 150,000,000
International Growth Fund R-4 5,000,000
 R-5 20,000,000
 R-2 20,000,000
 R-3 20,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 200,000,000
 A 100,000,000
 C 100,000,000
International Value Fund I Institutional 100,000,000
LargeCap Blend Fund I R-4 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 200,000,000
 A 75,000,000
 B 25,000,000
 C 50,000,000
LargeCap Blend Fund II R-4 5,000,000
 R-5 20,000,000
 R-2 20,000,000
 R-3 20,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 150,000,000
 A 75,000,000
 B 25,000,000
 C 50,000,000
LargeCap Growth Fund R-4 10,000,000
 R-5 45,000,000
 R-2 45,000,000
 R-3 45,000,000
 R-1 100,000,000
 J 50,000,000
 Institutional 500,000,000
 A 200,000,000
 B 75,000,000
 C 50,000,000
LargeCap Growth Fund I R-4 5,000,000
 R-5 20,000,000
 R-2 20,000,000
 R-3 20,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 300,000,000
 A 75,000,000
 B 25,000,000
 C 50,000,000
LargeCap Growth Fund II R-4 15,000,000
 R-5 20,000,000
 R-2 20,000,000
 R-3 20,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 320,000,000
 A 100,000,000
 C 50,000,000
LargeCap S&P 500 Index Fund R-4 15,000,000
 R-5 75,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 95,000,000
 Institutional 100,000,000
 A 100,000,000
 C 50,000,000
LargeCap Value Fund R-4 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 100,000,000
 A 75,000,000
 B 25,000,000
 C 50,000,000
LargeCap Value Fund I R-4 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 Institutional 200,000,000
LargeCap Value Fund II R-4 5,000,000
 R-5 100,000,000
 R-2 100,000,000
 R-3 100,000,000
 R-1 100,000,000
 Institutional 100,000,000
LargeCap Value Fund III R-4 15,000,000
 R-5 20,000,000
 R-2 20,000,000
 R-3 20,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 300,000,000
 A 75,000,000
 B 25,000,000
 C 50,000,000
MidCap Blend Fund R-4 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 35,000,000
 Institutional 100,000,000
 A 100,000,000
 B 25,000,000
 C 50,000,000
MidCap Growth Fund R-4 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 100,000,000
MidCap Growth Fund I R-4 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 Institutional 100,000,000
 A 100,000,000
 C 50,000,000
MidCap Growth Fund II R-4 5,000,000
 R-5 100,000,000
 R-2 100,000,000
 R-3 100,000,000
 R-1 100,000,000
 Institutional 300,000,000
MidCap Growth Fund III R-4 10,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 200,000,000
 A 75,000,000
 B 25,000,000
 C 50,000,000
MidCap S&P 400 Index Fund R-4 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 100,000,000
MidCap Stock Fund Institutional 300,000,000
 A 200,000,000
 B 50,000,000
 C 50,000,000
MidCap Value Fund I R-4 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 200,000,000
 A 75,000,000
 B 50,000,000
 C 50,000,000
MidCap Value Fund II R-4 5,000,000
 R-5 20,000,000
 R-2 20,000,000
 R-3 20,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 100,000,000
 A 75,000,000
 B 25,000,000
 C 50,000,000
MidCap Value Fund III R-4 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 100,000,000
Money Market Fund R-4 75,000,000
 R-5 200,000,000
 R-2 100,000,000
 R-3 100,000,000
 R-1 100,000,000
 J 600,000,000
 Institutional 400,000,000
 A 4,000,000,000
 B 1,500,000,000
 C 500,000,000
 S 10,000,000,000
Mortgage Securities Fund R-4 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 75,000,000
 Institutional 300,000,000
 A 200,000,000
 B 50,000,000
 C 50,000,000
Partners LargeCap Growth Fund R-4 5,000,000
 R-5 20,000,000
 R-2 20,000,000
 R-3 20,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 200,000,000
Preferred Securities Fund R-4 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 150,000,000
 A 100,000,000
 C 50,000,000
Principal LifeTime 2010 Fund R-4 25,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 35,000,000
 Institutional 200,000,000
 A 100,000,000
 C 50,000,000
Principal LifeTime 2015 Fund R-4 25,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 Institutional 200,000,000
Principal LifeTime 2020 Fund R-4 35,000,000
 R-5 50,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 75,000,000
 Institutional 300,000,000
 A 75,000,000
 B 25,000,000
 C 50,000,000
Principal LifeTime 2025 Fund R-4 25,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 50,000,000
 R-1 100,000,000
 Institutional 200,000,000
Principal LifeTime 2030 Fund R-4 35,000,000
 R-5 50,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 200,000,000
 J 75,000,000
 Institutional 300,000,000
 A 75,000,000
 B 25,000,000
 C 50,000,000
Principal LifeTime 2035 Fund R-4 25,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 Institutional 200,000,000
Principal LifeTime 2040 Fund R-4 25,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 200,000,000
 A 75,000,000
 B 25,000,000
 C 50,000,000
Principal LifeTime 2045 Fund R-4 25,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 Institutional 200,000,000
Principal LifeTime 2050 Fund R-4 25,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 100,000,000
 A 100,000,000
 B 25,000,000
 C 50,000,000
Principal LifeTime 2055 R-4 25,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 Institutional 200,000,000
Principal LifeTime Strategic Income Fund R-4 25,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 100,000,000
 A 100,000,000
 B 25,000,000
 C 50,000,000
Real Estate Securities Fund R-4 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 200,000,000
 A 200,000,000
 B 75,000,000
 C 50,000,000
Short-Term Bond Fund R-4 5,000,000
 R-5 25,000,000
 R-3 25,000,000
 R-2 25,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 200,000,000
 A 200,000,000
 C 50,000,000
Short-Term Income Fund Institutional 300,000,000
 A 200,000,000
 C 50,000,000
SmallCap Blend Fund R-4 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 100,000,000
 A 75,000,000
 B 25,000,000
 C 50,000,000
SmallCap Blend Fund I R-4 5,000,000
 R-5 20,000,000
 R-2 20,000,000
 R-3 20,000,000
 R-1 100,000,000
 Institutional 100,000,000
SmallCap Growth Fund R-4 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 300,000,000
 A 100,000,000
 B 50,000,000
 C 50,000,000
SmallCap Growth Fund I R-4 5,000,000
 R-5 20,000,000
 R-2 20,000,000
 R-3 20,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 100,000,000
SmallCap Growth Fund II R-4 5,000,000
 R-5 20,000,000
 R-2 20,000,000
 R-3 20,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 100,000,000
 A 75,000,000
 B 25,000,000
 C 50,000,000
SmallCap Growth Fund III R-4 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 Institutional 100,000,000
SmallCap S&P 600 Index Fund R-4 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 100,000,000
SmallCap Value Fund R-4 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 300,000,000
 A 200,000,000
 B 75,000,000
 C 50,000,000
SmallCap Value Fund I R-4 5,000,000
 R-5 20,000,000
 R-2 20,000,000
 R-3 20,000,000
 R-1 100,000,000
 Institutional 100,000,000
SmallCap Value Fund II R-4 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 100,000,000
SmallCap Value Fund III R-4 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 25,000,000
 Institutional 100,000,000
Strategic Asset Management Balanced Portfolio R-4 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 75,000,000
 Institutional 300,000,000
 A 400,000,000
 B 150,000,000
 C 150,000,000
Strategic Asset Management Conservative Balanced Portfolio R-
4 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 75,000,000
 Institutional 300,000,000
 A 200,000,000
 B 50,000,000
 C 50,000,000
Strategic Asset Management Conservative Growth Portfolio R-4
 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 75,000,000
 Institutional 300,000,000
 A 400,000,000
 B 150,000,000
 C 150,000,000
Strategic Asset Management Flexible Income Portfolio R-4
 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 75,000,000
 Institutional 300,000,000
 A 200,000,000
 B 150,000,000
 C 50,000,000
Strategic Asset Management Strategic Growth Portfolio R-4
 5,000,000
 R-5 25,000,000
 R-2 25,000,000
 R-3 25,000,000
 R-1 100,000,000
 J 75,000,000
 Institutional 300,000,000
 A 200,000,000
 B 150,000,000
 C 150,000,000
Tax-Exempt Bond Fund (inactive) A 75,000,000
 B 25,000,000
Tax-Exempt Bond Fund A 200,000,000
 B 50,000,000
 C 50,000,000
Ultra Short Bond Fund R-4 5,000,000
 R-5 80,000,000
 R-2 80,000,000
 R-3 100,000,000
 R-1 100,000,000
 J 80,000,000
 Institutional 100,000,000
 A 100,000,000
 C 50,000,000
Principal Capital Appreciation Fund Institutional
 300,000,000
 A 200,000,000
 B 50,000,000
 C 50,000,000

 In addition, the Board of Directors is hereby expressly granted authority to change the designation of any series or class, to increase or decrease the number of shares of any series or class, provided that the number of shares of any series or class shall not be decreased by the Board of Directors below the number of shares thereof then outstanding, and to reclassify any unissued shares into one or more series or classes that may be established and designated from time to time.  Notwithstanding the designations herein of series and classes, the Corporation may refer, in prospectuses and other documents furnished to shareholders, filed with the Securities and Exchange
Commission or used for other purposes, to a series of shares as a
"class" and to a class of shares of a particular series as a "series."

 (a) The Corporation may issue shares of stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of stock having
proportionately, to the respective fractions represented thereby, all the rights of whole shares, including without limitation, the right to vote, the right to receive dividends and distributions and the right to participate upon liquidation of the Corporation, but excluding the right to receive a stock certificate representing fractional shares.

 (b) The holder of each share of stock of the Corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share, of stock, irrespective of the series or class, then standing in the holder's name on the books of the Corporation.  On any matter submitted to a vote of stockholders, all shares of the
Corporation then issued and outstanding and entitled to vote shall be voted in the aggregate and not by series or class except that (1) when otherwise expressly required by the Maryland General Corporation Law or the Investment Company Act of 1940, as amended, shares shall be voted by individual series or class, and (2) if the Board of Directors, in its sole discretion, determines that a matter affects the interests of only one or more particular series or class or classes then only the holders of shares of such affected series or class or classes shall be entitled to vote thereon.

 (c) Unless otherwise provided in the resolution of the Board of
Directors providing for the establishment and designation of any new series or class or classes, each series of stock of the Corporation shall have the following powers, preferences and rights, and qualifications, restrictions, and limitations thereof:

 (1) Assets Belonging to a Class.  All consideration received by the Corporation for the issue or sale of shares of a particular class, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that class for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books and accounts of the
Corporation.  Such consideration, assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to that class as provided in the following sentence, are herein referred to as "assets belonging to" that class.  In the event that there are any assets, income, earnings, profits, proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular class
(collectively "General Items"), such General Items shall be allocated by or under the supervision of the Board of Directors to and among any one or more of the classes established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable, and any General Items so allocated to a particular class shall belong to that class.  Each such allocation by the Board of Directors shall be conclusive and binding for all purposes.

 (2) Liabilities Belonging to a Class.  The assets belonging to each particular class shall be charged with the liabilities of the
Corporation in respect of that class and all expenses, costs, charges and reserves attributable to that class, and any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular class shall be allocated and charged by or under the supervision of the Board of
Directors to and among any one or more of the classes established and designated from time to time in such manner and on such basis as the
Board of Directors, in its sole discretion, deems fair and equitable.
The liabilities, expenses, costs, charges and reserves allocated and so charged to a class are herein referred to as "liabilities belonging to"
that class. Expenses related to the shares of a series may be borne solely by that series (as determined by the Board of Directors).  Each allocation of liabilities, expenses, costs, charges and reserves by the
Board of Directors shall be conclusive and binding for all purposes.

 (3) Dividends.  The Board of Directors may from time to time declare and pay dividends or distributions, in stock, property or cash, on any or all series of stock or classes of series, the amount of such dividends and property distributions and the payment of them being wholly in the discretion of the Board of Directors.  Dividends may be declared daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of
Directors may determine, after providing for actual and accrued liabilities belonging to that class.  All dividends or distributions on shares of a particular class shall be paid only out of surplus or other lawfully available assets determined by the Board of Directors as belonging to such class.  Dividends and distributions may vary between the classes of a series to reflect differing allocations of the expense of each class of that series to such extent and for such purposes as the Boards of Directors may deem appropriate.  The Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the Corporation, or where applicable each series of shares or class of a series, to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder, and to avoid liability for the
Corporation, or each series of shares or class of a series, for Federal income and excise taxes in respect of that or any other year.

 (4) Liquidation.  In the event of the liquidation of the
Corporation or of the assets attributable to a particular series or class, the shareholders of each series or class that has been established and designated and is being liquidated shall be entitled to receive, as a series or class, when and as declared by the Board of
Directors, the excess of the assets belonging to that series or class over the liabilities belonging to that series or class.  The holders of shares of any series or class shall not be entitled thereby to any distribution upon liquidation of any other series or class.  The assets so distributable to the shareholder of any particular series or class shall be distributed among such shareholders according to their respective rights taking into account the proper allocation of expenses being borne by that series or class.  The liquidation of assets attributable to any particular series or class in which there are shares then outstanding and the termination of the series or the class may be authorized by vote of a majority of the Board of Directors then in office, without action or approval of the shareholders, to the extent consistent with applicable laws and regulation.  In the event that there are any general assets not belonging to any particular series or class of stock and available for distribution, such distribution shall be made to holders of stock of various series or classes in such proportion as the Board of Directors determines to be fair and equitable, and such determination by the Board of Directors shall be conclusive and binding for all purposes.

 (5) Redemption.  All shares of stock of the Corporation shall have the redemption rights provided for in Article V, Section 5.

 (d) The Corporation's shares of stock are issued and sold, and all persons who shall acquire stock of the Corporation shall do so, subject to the condition and understanding that the provisions of the
Corporation's Articles of Incorporation, as from time to time amended, shall be binding upon them.

 Section 2.  Quorum Requirements and Voting Rights:  Except as
otherwise expressly provided by the Maryland General Corporation Law, the presence in person or by proxy of the holders of one-third of the shares of capital stock of the Corporation outstanding and entitled to vote thereat shall constitute a quorum at any meeting of the stockholders, except that where the holders of any series or class are required or permitted to vote as a series or class, one-third of the aggregate number of shares of that series or class outstanding and entitled to vote shall constitute a quorum.

 Notwithstanding any provision of Maryland General Corporation Law requiring a greater proportion than a majority of the votes of all series or classes or of any series or class of the Corporation's stock entitled to be cast in order to take or authorize any action, any such action may be taken or authorized upon the concurrence of a majority of the aggregate number of votes entitled to be cast thereon subject to the applicable laws and regulations as from time to time in effect or rules or orders of the Securities and Exchange Commission or any successor thereto.  All shares of stock of this Corporation shall have the voting rights provided for in Article V, Section 1, paragraph (b).

 Section 3.  No Preemptive Rights:  No holder of shares of capital stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any shares of the capital stock of the
Corporation which the Corporation may issue or sell (whether consisting of shares of capital stock authorized by these Articles of
Incorporation, or shares of capital stock of the Corporation acquired by it after the issue thereof, or other shares) other than any right which the Board of Directors of the Corporation, in its discretion, may determine.

 Section 4.  Determination of Net Asset Value: The net asset value of each share of each series or class of each series of the Corporation shall be the quotient obtained by dividing the value of the net assets of the Corporation, or if applicable of the series or class (being the value of the assets of the Corporation or of the particular series or class or attributable to the particular series or class less its actual and accrued liabilities exclusive of capital stock and surplus), by the total number of outstanding shares of the Corporation or the series or class, as applicable.  Such determination may be made on a series-by-
series basis or made or adjusted on a class-by-class basis, as appropriate, and shall include any expenses allocated to a specific series or class thereof.  The Board of Directors may adopt procedures for determination of net asset value consistent with the requirements of applicable statutes and regulations and, so far as accounting matters are concerned, with generally accepted accounting principles.
The procedures may include, without limitation, procedures for valuation of the Corporation's portfolio securities and other assets, for accrual of expenses or creation of reserves and for the
determination of the number of shares issued and outstanding at any given time.

 Section 5.  Redemption and Repurchase of Shares of Capital Stock:
Any shareholder may redeem shares of the Corporation for the net asset value of each series or class thereof by presentation of an appropriate request, together with the certificates, if any, for such shares, duly endorsed, at the office or agency designated by the Corporation.
Redemptions as aforesaid, or purchases by the Corporation of its own stock, shall be made in the manner and subject to the conditions contained in the bylaws or approved by the Board of Directors.

 Section 6.  Purchase of Shares:  The Corporation shall be entitled to purchase shares of any series or class of its capital stock, to the extent that the Corporation may lawfully effect such purchase under
Maryland General Corporation Law, upon such terms and conditions and for such consideration as the Board of Directors shall deem advisable, by agreement with the stockholder at a price not exceeding the net asset value per share computed in accordance with Section 4 of this
Article.

 Section 6(a).  Maintenance of Stable Net Asset Value for Capital
Preservation Series. Notwithstanding any other provisions of this
Article V and for purposes of maintaining a stable net asset value per share for the shares of the Capital Preservation Series (including any and all classes thereof) in conjunction with the declaration and payment of any capital gains distribution with respect to the shares of the Capital Preservation Series (including any and all classes thereof)
or any other event which has the effect of reducing net asset value per share of such shares (an "Adjustment Event"), the Board of Directors may, without a vote of the stockholders of the Capital Preservation
Series (or the affected class or classes thereof), without changing the proportionate beneficial interests of such stockholders in the assets belonging to the Capital Preservation Series (or the affected class or classes thereof), and without affecting the rights of any other series or classes of series of shares of the Corporation other than with respect to their relative voting power in connection with any matter submitted to a vote of stockholders as to which shares of the Capital
Preservation Series (or the affected class or classes thereof) are voted in the aggregate with shares of one or more of the other series of shares of the Corporation:

(i) cause the Corporation, in consideration of the interest of the Capital
Preservation Series (or any class or classes thereof) and the stockholders thereof in maintaining a stable net asset value per share and without any other consideration, to: (a) redeem pro rata from each stockholder of record of the Capital Preservation Series (or the affected class or classes thereof) such number of full and fractional shares of the Capital Preservation Series (or the affected class or classes thereof) as may be necessary in order that the shares outstanding immediately following the Adjustment Event shall have the same net asset value per share as the shares outstanding immediately prior to the Adjustment Event, or (b) cancel the same number of shares and treat them as a contribution to the capital of the Corporation by each such stockholder;

(ii) cause the Corporation to combine by a reverse stock split the number of outstanding shares of the Capital Preservation Series (or the affected class or classes thereof) such that the shares outstanding immediately following the Adjustment Event shall have the same net asset value per share as the shares outstanding immediately prior to the Adjustment Event; or

(iii) take or cause the Corporation to take such other actions as may now or hereafter be permitted under the Maryland General Corporation
Law and the Investment Company Act of 1940; and

(iv) in connection with the actions taken in accordance with (i), (ii)
or (iii) above, make such adjustments with respect to the par value per share of, and the stated capital of the Corporation attributable to, shares of the Capital Preservation Series (or the affected class or classes thereof) as may be necessary or appropriate.

 Section 7.  Redemption of Minimum Amounts:

 (a) If after giving effect to a request for redemption by a stockholder, the aggregate net asset value of his remaining shares of any series or class will be less than the Minimum Amount then in effect, the Corporation shall be entitled to require the redemption of the remaining shares of such series or class owned by such stockholder, upon notice given in accordance with paragraph (c) of this Section, to the extent that the Corporation may lawfully effect such redemption under Maryland General Corporation Law.

 (b) The term "Minimum Amount" when used herein shall mean that amount fixed by the Board of Directors from time to time, provided that
Minimum Amount may not in any event exceed Five Thousand Dollars
($5,000).

 (c) If any redemption under paragraph (a) of this Section is upon notice, the notice shall be in writing personally delivered or deposited in the mail, at least thirty days prior to such redemption.
If mailed, the notice shall be addressed to the stockholder at his post office address as shown on the books of the Corporation, and sent by certified or registered mail, postage prepaid. The price for shares redeemed by the Corporation pursuant to paragraph (a) of this Section shall be paid in cash in an amount equal to the net asset value of such shares, computed in accordance with Section 4 of this Article.

 Section 8.  Mode of Payment:  Payment by the Corporation for shares of any series or class of the capital stock of the Corporation surrendered to it for redemption shall be made by the Corporation within three business days of such surrender out of the funds legally available therefore, provided that the Corporation may suspend the right of the holders of capital stock of the Corporation to redeem shares of capital stock and may postpone the right of such holders to receive payment for any shares when permitted or required to do so by law. Payment of the redemption or purchase price may be made in cash or, at the option of the Corporation, wholly or partly in such portfolio securities of the Corporation as the Corporation may select.

 Section 9.  Rights of Holders of Shares Purchased or Redeemed:  The
right of any holder of any series or class of capital stock of the
Corporation purchased or redeemed by the Corporation as provided in this Article to receive dividends thereon and all other rights of such holder with respect to such shares shall terminate at the time as of which the purchase or redemption price of such shares is determined, except the right of such holder to receive (i) the purchase or redemption price of such shares from the Corporation or its designated agent and (ii) any dividend or distribution or voting rights to which such holder has previously become entitled as the record holder of such shares on the record date for the determination of the stockholders entitled to receive such dividend or distribution or to vote at the meeting of stockholders.

 Section 10.  Status of Shares Purchased or Redeemed:  In the absence of any specification as to the purpose for which such shares of any series or class of capital stock of the Corporation are redeemed or purchased by it, all shares so redeemed or purchased shall be deemed to be retired in the sense contemplated by the laws of the State of
Maryland and may be reissued. The number of authorized shares of capital stock of the Corporation shall not be reduced by the number of any shares redeemed or purchased by it.

 Section 11.  Additional Limitations and Powers:  The following provisions are inserted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Board of Directors and stockholders:

     (a)  Any determination made in good faith and, so far as accounting matters are involved, in accordance with generally accepted accounting principles by or pursuant to the direction of the Board of Directors, as to the amount of the assets, debts, obligations or liabilities of the Corporation, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating such reserves or charges, as to the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the establishment or designation of procedures or methods to be employed for valuing any investment or other assets of the Corporation and as to the value of any investment or other asset, as to the allocation of any asset of the Corporation to a particular series or class or classes of the Corporation's stock, as to the funds available for the declaration of dividends and as to the declaration of dividends, as to the charging of any liability of the
Corporation to a particular series or class or classes of the
Corporation's stock, as to the number of shares of any series or class or classes of the Corporation's outstanding stock, as to the estimated expense to the Corporation in connection with purchases or redemptions of its shares, as to the ability to liquidate investments in orderly fashion, or as to any other matters relating to the issue, sale, purchase or redemption or other acquisition or disposition of investments or shares of the Corporation, or in the determination of the net asset value per share of shares of any series or class of the
Corporation's stock shall be conclusive and binding for all purposes.

     (b)  Except to the extent prohibited by the Investment Company Act of 1940, as amended, or rules, regulations or orders thereunder promulgated by the Securities and Exchange Commission or any successor thereto or by the bylaws of the Corporation, a director, officer or employee of the Corporation shall not be disqualified by his position from dealing or contracting with the Corporation, nor shall any transaction or contract of the Corporation be void or voidable by reason of the fact that any director, officer or employee or any firm of which any director, officer or employee is a member, or any corporation of which any director, officer or employee is a
stockholder, officer or director, is in any way interested in such transaction or contract; provided that in case a director, or a firm or corporation of which a director is a member, stockholder, officer or director is so interested, such fact shall be disclosed to or shall have been known by the Board of Directors or a majority thereof.  Nor shall any director or officer of the Corporation be liable to the
Corporation or to any stockholder or creditor thereof or to any person for any loss incurred by it or him or for any profit realized by such director or officer under or by reason of such contract or transaction;
provided that nothing herein shall protect any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; and provided always that such contract or transaction shall have been on terms that were not unfair to the Corporation at the time at which it was entered into.  Any director of the Corporation who is so interested, or who is a member, stockholder, officer or director of such firm or corporation, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize any such transaction or contract, with like force and effect as if he were not such director, or member, stockholder, officer or director of such firm or corporation.

     (c)  Specifically and without limitation of the foregoing paragraph
(b) but subject to the exception therein prescribed, the Corporation may enter into management or advisory, underwriting, distribution and administration contracts, custodian contracts and such other contracts as may be appropriate.

 Section 12.  Reorganization.  The Board may merge or consolidate one of more series of shares with, and may sell, convey and transfer the assets belonging to any one or more series of shares to, another corporation, trust, partnership, association or other organization, or to the Corporation to be held as assets belonging to another series of shares, in exchange for cash, securities or other consideration
(including, in the case of a transfer to another series of shares of the Corporation, shares of such other series of shares) with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to each transferor series of shares if deemed appropriate by the Board.  The Board shall have the authority to effect any such merger, consolidation or transfer of assets, without action or approval of the shareholders, to the extent consistent with applicable laws and regulations.

 Section 13.  Classes of Shares.  The Board shall also have the authority, without action or approval of the shareholders, from time to time to designate any class of shares of a series of shares as a separate series of shares as it deems necessary or desirable.  The designation of any class of shares of a series of shares as a separate series of shares shall be effective at the time specified by the Board.
The Board shall allocate the assets, liabilities and expenses attributable to any class of shares designated as a separate series of shares to such separate series of shares and shall designate the relative rights and preferences of such series of shares, provided that such relative rights and preferences may not be materially adversely different from the relative rights and preferences of the class of shares designated as a separate series of shares.

       IN WITNESS WHEREOF, Principal Funds, Inc. has caused these presents to be signed in its name and on its behalf by its President and attested by its Secretary on June 18, 2009.

 Principal Funds, Inc.

 By  /s/ Nora Everett
Nora Everett, President

Attest

/s/ Beth C. Wilson
Beth C. Wilson, Secretary

The UNDERSIGNED, Nora Everett, President of Principal Funds, Inc., who
executed on behalf of said corporation the foregoing Articles of
Amendment, of which this certificate is made a part, hereby
acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Amendment to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

 /s/ Nora Everett
Nora Everett
President
Principal Funds, Inc.